UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

April 22, 2005

(Date of earliest event reported)

April 22, 2005

St. Joseph Capital Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-6581

35-1977746

(Commission File Number)

           (I.R.S. Employer Identification Number)

3820 Edison Lakes Parkway, Mishawaka, Indiana

46545

              (Address of principal executive offices)

(Zip Code)

(800) 890-2798

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 22, 2005, the Company issued a press release announcing its financial results for the three-month period ended March 31, 2005.  The press release is attached hereto as Exhibit 99.1.

Item 8.01.  Other Events

On April 22, 2005 the Company issued a press release announcing the declaration of a sixth consecutive quarterly dividend, along with its financial results for the three-month period ended March 31, 2005.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Exhibits

99.1 Press release dated April 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JOSEPH CAPITAL CORPORATION

Dated:  April 22, 2005

By:

/s/ Mark E. Secor

Mark E. Secor

Senior Vice President

and Chief Financial Officer

News Release

Contacts:

John Rosenthal: 574-273-9700

Mark Secor:  800-890-2798

Fax:  574-243-9670

E-mail: jrosenthal@sjcb.com

     msecor@sjcb.com

FOR IMMEDIATE RELEASE

St. Joseph Capital Corporation Announces

Net Income Reaches New All-Time High

Mishawaka, Indiana – April 22, 2005 – The chairman, president and chief executive officer of St. Joseph Capital Corporation (Nasdaq SC:SJOE), John Rosenthal, today announced that the Company’s first quarter net income reached a new all-time high of $796,000 or $0.43 fully diluted EPS representing an increase of 51.3% over the same quarter a year ago.

Total assets reached $412.7 million at the end of the first quarter, an increase of $107.2 million or 35.1% compared to March 31, 2004.  Loan growth remained strong increasing $60.5 million or 26.8% year-over-year.  As of March 31, 2005, the allowance for loan losses to loans ratio remained strong at 1.23%. The attached financial statements provide additional information and performance measurements.

“For the first time in our eight-year existence, we recorded no provision for loan loss expense in a quarter,” Chairman Rosenthal said. “As we mature we are required to rely more on our own actual loan loss experience rather than on industry or peer averages. Not having experienced any credit losses in our history, combined with the fact that our allowance methodology indicates that we have adequate reserves given the current makeup of the loan portfolio, no provision expense was recorded this quarter.”

In announcing these first quarter results, Chairman Rosenthal also announced that a sixth consecutive quarterly dividend would be paid on June 15, 2005 to shareholders of record on June 1, 2005.  The $0.05 dividend per common share is the same as the fourth quarter of 2004 but up 25.0% from the same period last year.  He also noted that the St. Joseph Capital Bank Elkhart Banking Center was officially opened on April 15, 2005.  Located at 300 Junior Achievement Drive in Elkhart, the full-service facility is one of the first businesses to open in the RiverWalk Commons area.

St. Joseph Capital Corporation, a bank holding company, provides a broad array of banking services to businesses and individuals in the Michiana area. Its primary subsidiary, St. Joseph Capital Bank, headquartered in Mishawaka, Indiana, was founded on February 13, 1997. The Elkhart Banking Center opened its doors on April 15, 2005. Both full-service facilities employ numerous financial service delivery channels including a unique courier service and electronic banking accessed via their Website, www.sjcb.com. St. Joseph Capital Bank is a member of the Federal Deposit Insurance Corporation.

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SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by St. Joseph Capital Corporation with the Securities and Exchange Commission. St. Joseph Capital Corporation undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

ST. JOSEPH CAPITAL CORPORATION

Consolidated Statements of Operations (Unaudited)

(Dollars in thousands, except per share data)

Three Months Ended

March 31, 2005

March 31, 2004

Interest income

Loans, including fees

$

3,893

$

2,881

Securities and other interest income

880

462

4,773

3,343

Interest expense

Deposits

1,676

612

Securities sold under agreements

  to repurchase and other borrowings

554

567

2,230

1,179

Net interest income

2,543

2,164

Provision for loan losses

-

44

Net interest income after provision for loan losses

2,543

2,120

Noninterest income

Gain on sales of securities available for sale, net

-

77

Other noninterest income

246

130

246

207

Noninterest expense

Employee compensation and benefits

1,116

1,057

Stock option expense

35

26

Occupancy and equipment expense

114

99

Other expense

403

387

1,668

1,569

Income before income taxes

1,121

758

Income tax expense

325

232

Net income

$

796

$

526

Basic income per common share

$

.46

$

.30

Diluted income per common share

$

.43

$

.29

ST. JOSEPH CAPITAL CORPORATION

Condensed Consolidated Balance Sheets (Unaudited)

(Dollars in thousands)

March 31, 2005

March 31, 2004

ASSETS

Total cash and cash equivalents

$

16,158

$

22,425

Securities available for sale

91,474

50,590

Federal Home Loan Bank (FHLB) stock

3,119

2,354

Loans receivable

289,962

229,274

Allowance for loan losses

3,578

3,361

       Loans receivable, net

286,384

225,913

Premises and equipment, net

3,025

1,366

Interest receivable and other assets

12,550

2,910

Total assets

$

412,710

$

305,558

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Total deposits

$

325,866

$

208,929

Securities sold under agreements to repurchase

and other borrowings

8,157

20,980

FHLB advances

41,740

46,520

Subordinated debentures

8,000

3,000

Interest payable and other liabilities

2,453

834

Total liabilities

386,216

280,263

Total shareholders’ equity

26,494

25,295

Total liabilities and shareholders’ equity

$

412,710

$

305,558

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ST. JOSEPH CAPITAL CORPORATION
Selected Quarterly Consolidated Financial Data (Unaudited)

	(Dollars in thousands)
	March 31,	December 31,	September 30,	June 30,	March 31,
Summary of Financial Condition:	2005	2004	2004	2004	2004

Total assets	$ 412,710	$ 399,059	$ 339,165	$ 313,664	$ 305,558
Total cash and cash equivalents	16,158	45,332	22,085	16,824	22,425
Securities available for sale	91,474	58,230	48,229	48,195	50,590
Loans receivable, net of allowance for loan losses	286,384	278,421	261,562	240,848	225,913
Allowance for loan losses	3,578	3,578	3,540	3,445	3,361
Total deposits	325,866	312,657	254,599	209,103	208,929
FHLB advances and other debt	41,740	41,740	44,740	55,020	49,520
Total shareholders’ equity	26,494	26,532	25,944	24,843	25,295
Average shareholders’ equity	26,692	26,349	25,290	24,873	24,739
Average total assets	409,517	357,808	320,240	302,827	307,467

	(Dollars in thousands, except per share data)
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
Summary of Operating Results:	2005	2004	2004	2004	2004

Total interest income	$ 4,773	$ 4,219	$ 3,763	$ 3,432	$ 3,343
Total interest expense	2,230	1,672	1,315	1,146	1,179
Net interest income	2,543	2,547	2,448	2,286	2,164
Provision for loan losses	-	38	95	84	44
Total noninterest income	246	219	168	135	207
Total noninterest expense	1,668	1,660	1,516	1,479	1,569
Income before income taxes	1,121	1,068	1,005	858	758
Income tax expense	325	358	372	318	232
Net income	$ 796	$ 710	$ 633	$ 540	$ 526

Supplemental Data:
Return on average total assets	0.79%	0.79%	0.79%	0.72%	0.69%
Return on average shareholders’ equity	12.09%	10.73%	9.96%	8.73%	8.55%
Net interest rate spread (1)	2.51%	2.85%	2.96%	2.97%	2.75%
Net yield on average interest-earning assets (2)	2.78%	3.13%	3.26%	3.26%	3.02%
Net interest income to noninterest expenses	152.46%	153.43%	161.48%	154.56%	137.92%
Average shareholders’ equity to average
total assets	6.52%	7.36%	7.90%	8.21%	8.05%
Average interest-earning assets to average
interest-bearing liabilities	111.54%	114.06%	117.73%	118.34%	116.90%
Nonperforming assets to total assets	0.00%	0.00%	0.00%	0.00%	0.00%
Nonperforming loans to total loans
receivable	0.00%	0.00%	0.00%	0.00%	0.00%
Allowance for loan losses to total loans
receivable	1.23%	1.27%	1.34%	1.41%	1.47%
Allowance for loan losses to non-performing
loans receivable	0.00%	0.00%	0.00%	0.00%	0.00%
Basic income per common share	$ 0.46	$ 0.41	$ 0.37	$ 0.31	$ 0.30
Diluted income per common share	$ 0.43	$ 0.39	$ 0.35	$ 0.30	$ 0.29
Dividends declared per common share	$ 0.05	$ 0.04	$ 0.04	$ 0.04	$ 0.04
Book value per common share	$ 15.22	$ 15.27	$ 14.98	$ 14.34	$ 14.60
Number of offices	1	1	1	1	1

(1) - Interest rate spread is calculated by subtracting average interest rate cost from average interest rate earned.
(2) - Net interest income, on a fully taxable equivilent basis, divided by average interest-earning assets.

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